Conformed Copy


                            UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                        June 2, 1998
     -------------------------------------------------------------
        Date of Report (Date of earliest event reported)


                        NEW PARADIGM SOFTWARE CORP.
     -------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

       New York                        0-26336         13-3725764
     -------------------------------------------------------------
 (State or other jurisdiction	Commission		(IRS Employer
        of incorporation)       File Number)         Identification No.)

    630 Third Avenue, New York, New York                    10017
     -------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code	(212)-557-0933
                                                   -----------------------

             EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3

                INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.         Other Events.
----------	-----------------

	Registrant's press release dated June 2, 1998 is filed herewith as exhibit 20 and is incorporated herein by reference.


Item 7. 	Financial Statements and Exhibits.
---------	------------------------------------------

    (c)     Exhibits.
           ---------

              20.            Press release of Registrant dated June 2, 1998.

SIGNATURE
------------------



	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NEW PARADIGM SOFTWARE CORP.
                                   ------------------------------
                                            (Registrant)


                                        By  /s/  Mark Blundell
                                        -------------------------
                                          Mark Blundell
                                          President and
                                          Chief Executive Officer

Date:	June 2, 1998

EXHIBIT INDEX



                                                    Sequentially
Exhibit                                             Numbered Page
---------                                            -------------

   20		Press Release - Appointment of New
                        Director                           4

Exhibit 20


                             NEW PARADIGM
                      Appoints new Director to Board


NEW YORK, New York, June 2, 1998 - New Paradigm
(OTC:NPSC) today announced that the Board of Directors had appointed Mr. Rocco Cipriano of its SKC Agency to serve as a Director until the next meeting of the Corporation's stockholders.

Mr. CIPRIANO has served as Executive Vice President - Creative, for SKC Advertising in Harrison, NY since 1992. He has been responsible for the agency winning numerous local and national advertising awards in the area of travel and tourism and business-to-business advertising and marketing communication. He holds a Professional Degree in Communications from Parsons School of Design, New York, City, graduating in 1973.

"Mr. Cipriano's addition to the Board strengthens our experience in the advertising industry, which will help us to fulfil our goals of acquiring further agencies." said mark
Blundell, President and CEO.

This press release may contain statements relating to future results of the Company (including certain projections and business trends) that are"forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those described in the Company's Post-Effective Amendment No. 2 on form S-3 to the Registration Statement on Form SB-2 (registration no. 33-92988NY). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.